UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 23, 2004

Winfield Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada

State or other jurisdiction of incorporation or organization

000-50014

Commission File No.

88-0171634

(I.R.S. Employer Identification No.

1126 West Foothill Blvd, Suite 105, Upland, CA 91786

(Address of principal executive offices)

Registrant's telephone number, including area code:

(909) 608-2035

ITEM 9.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)

Exhibits.

99

Press Release dated November 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 24, 2004

Winfield Financial Group, Inc.

/s/ Chandana Basu

Chandana Basu, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT

DESCRIPTION

99

                        Press Release dated November 24, 2004.